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                                                               EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the use of our report dated February 14, 1997 included herein and to all references to our Firm included in this Registration Statement.

                                          Arthur Andersen LLP

Houston, Texas

November 30, 1999